SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No. [ ])

[X] Filed by the Registrant

[ ] Filed by a Party other than the Registrant


Check the Appropriate Box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


                             PREMIER BANCORP, INC.
                -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



                ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No filing fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                              PREMIER BANCORP, INC.
                              379 NORTH MAIN STREET
                              DOYLESTOWN, PA 18901
                                 (215) 345-5100





                                 April 13, 1998



TO OUR SHAREHOLDERS:

     The Board of Directors of Premier Bancorp, Inc. (the "Corporation") cordially invites you to attend the Corporation's Annual Meeting of Shareholders which will commence at 9:00 a.m., prevailing time, on Thursday, May 14, 1998, at Barley Sheaf Farm Bed and Breakfast Inn, Route 202, Holicong, Pennsylvania 18928.

     The Notice of Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting. The formal business schedule for the Annual Meeting includes the election of eight (8) Class 1 Directors, five (5) Class 2 Directors and seven (7) Class 3 Directors and ratification of the selection of the independent auditors for 1998.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying Proxy in the postage prepaid envelope, as soon as possible. If you do attend the meeting and wish to vote in person, you must give notice thereof to the Secretary of the Bank so that your Proxy will be superseded by any ballot that you submit at the meeting.

     On behalf of the Board of Directors, thank you for your cooperation and continued support.


                                         Very truly yours,


                                         /s/ Clark S. Frame
                                         -------------------------------------
                                         Clark S. Frame, Chairman of the Board

                      [This Page Intentionally Left Blank]

                              PREMIER BANCORP, INC.
                              379 NORTH MAIN STREET
                              DOYLESTOWN, PA 18901
                                 (215) 345-5100



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 1998



TO THE SHAREHOLDERS OF PREMIER BANCORP, INC.:

     Notice is hereby given that the 1998 Annual Meeting of Shareholders of Premier Bancorp, Inc. (the "Corporation") will be held at 9:00 a.m., prevailing time, on Thursday, May 14, 1998, at Barley Sheaf Farm Bed and Breakfast Inn, Route 202, Holicong, Pennsylvania 18928, for the following purposes:

1. To elect eight (8) Class 1 Directors to serve for a one (1) year term and until their successors are elected and qualified,

2. To elect five (5) Class 2 Directors, to serve for a two (2) year term and until their successors are elected and qualified,

3. To elect seven (7) Class 3 Directors to serve for a three (3) year term and until their successors are elected and qualified, and

4. To ratify the selection of KPMG Peat Marwick, Certified Public Accountants as the Corporation's independent auditors for the fiscal year ending December 31, 1998.

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     You are urged to mark, sign, date and promptly return your Proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give notice to the Secretary of the Corporation.

     Only those shareholders of record at the close of business on April 1, 1998, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1997, is enclosed with this proxy statement. Copies of Premier Bank's Annual Report for the 1996 fiscal year and 1995 fiscal year may be obtained at no cost by contacting John C. Soffronoff, President, Premier Bank, 379 North Main Street, Doylestown, Pennsylvania 18901; telephone: (215) 345-5100.

                                         By Order of the Board of Directors,


                                         /s/ Clark S. Frame
                                         -------------------------------------
                                         Clark S. Frame, Chairman of the Board


April 13, 1998

                    PROXY STATEMENT FOR THE ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD ON MAY 14, 1998

                                     GENERAL

Introduction, Date, Time and Place of Annual Meeting

     This Proxy Statement is furnished for the solicitation of proxies, by the Board of Directors of Premier Bancorp, Inc. (the "Corporation") to be voted at the Corporation's Annual Meeting of Shareholders of the Bank, to be held at Barley Sheaf Farm Bed and Breakfast Inn, Route 202, Holicong, Pennsylvania 18928, on Thursday, May 14, 1998, at 9:00 a.m., prevailing time, and at any adjournment or postponement thereof.

     On November 17, 1997, the Corporation became a one-bank holding company of Premier Bank (the "Bank"). The principal executive offices of the Corporation are located at 379 North Main Street, Doylestown, Pennsylvania 18901. The telephone number for the Corporation is (215) 345-5100. All inquiries should be directed to John C. Soffronoff, President.

Solicitation and Voting of Proxies

     This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of the Corporation on or about April 13, 1998.

     Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for Class 1, 2 and 3 Director named below, with the right of the proxyholders to cumulate votes, in their discretion, unless otherwise instructed; FOR ratification of the selection of KPMG Peat Marwick, Certified Public Accountants, as the Corporations's independent auditors for the fiscal year ending December 31, 1998; and, FOR the transaction of such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving notice to the Secretary of the Corporation. The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the Corporation may furnish shareholders in connection with the Annual Meeting, will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation may solicit Proxies personally, by telephone, telegraph and telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, the Bank will reimburse them for their reasonable forwarding expenses.

Revocation of Proxies

     A shareholder of the Corporation who returns a Proxy may revoke the Proxy prior to the time it is voted: (1) by giving written notice of revocation to John J. Ginley, Secretary of Premier Bancorp, Inc., 379 North Main Street, Doylestown, Pennsylvania 18901; (2) by executing a later-dated proxy and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation. Attendance by a shareholder at the Annual Meeting will not itself be deemed or constitute a revocation of the Proxy.

Voting Securities and Record Date

     At the close of business on April 1, 1998, the Corporation had 2,630,340 shares of common stock, par value $0.33 per share, issued and outstanding, (the "Common Stock").

     Only holders of Common Stock of record at the close of business on April 1, 1998, will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights exist with respect to the election of directors. This means that each shareholder has the right, in person or by proxy, to multiply the number of votes to which he or she is entitled by the number of directors to be elected, and to cast the whole number of such votes for one candidate or to distribute all or fewer of them among two or more candidates. On all other matters to come before the Annual Meeting, each share of Common Stock is entitled to one (1) vote. The proxyholders will have the right to vote cumulatively and to distribute their votes among nominees as they consider advisable, unless a shareholder indicates on his or her Proxy how he or she desires votes to be cumulated for voting purposes.

Quorum

     Under Pennsylvania law and the Bylaws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to Article III, Section 7, of the Bylaws of the corporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the eight (8) nominees for Class 1 director, the five (5) nominees for Class 2 director and the seven (7) nominees for Class 3 director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee. Abstentions and broker non-votes are not votes cast and therefore do not count either for or against such election.

     Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the independent auditors. Abstentions and broker non- votes are not votes cast and, therefore, do not count either for or against the ratification of independent auditors and have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

          PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S COMMON STOCK

Principal Owners

     The following table sets forth, as of April 1, 1998, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's outstanding Common Stock so owned.

                                                        Percent of Outstanding
                                   Shares Bene-              Common Stock
Name and Address                ficially Owned (1)        Beneficially Owned
----------------                ------------------        ------------------
David C. Frame                     173,091 (2)                    5.39%
95 Leonard Ave., Suite 201
Pittsburgh, PA
Clark S. Frame                     165,475 (3)                    5.15%
379 North Main Street
Doylestown, Pennsylvania
---------------

(1) For the definition of beneficial ownership, see footnote 1 to the table, following.

(2)  Includes an option to purchase 26,235 shares.

(3)  Includes an option to purchase 22,365 shares.

Beneficial Ownership by Officers, Directors, and Nominees

     The following table sets forth, as of April 1, 1998, the amount and percentage of the Common Stock of the Corporation beneficially owned by each director and all officers and directors of the Corporation as a group. This information has been furnished by the individual reporting persons.


Name of Individual                 Amount and Nature of              Percent
or Identity Of Group             Beneficial Ownership (1)(2)      of Class (23)
--------------------             ---------------------------      -------------

Nominees for Class 1 Director
(to serve until 1999)
---------------------
Michael Perrucci                        74,240 (3)                     2.31%
Gerald Schatz                          115,369 (4)                     3.59%
Bruce E. Sickel                         42,015 (5)                     1.31%
Thomas P. Stitt                         70,575 (6)                     2.20%
John A. Zebrowski                       92,138 (7)                     2.87%
Brian R. Rich                           67,254 (8)                     2.09%
Ezio U. Rossi                          124,167 (9)                     3.87%
Daniel E. Cohen                        103,032 (10)                    3.21%

Nominees for Class 2 Director
(to serve until 2000)
---------------------
Thomas E. Mackell                      75,408 (11)                     2.35%
Neil Norton                            86,793 (12)                     2.70%
HelenBeth Garofalo-Vilcek              41,439 (13)                     1.29%
George H. Wetherill                    75,861 (14)                     2.36%
Irving N. Stein                        68,766 (15)                     2.14%

Nominees for Class 3 Director
(to serve until 2001)
---------------------
Thomas M. O'Mara                       53,349 (16)                     1.66%
Richard F. Ryon                        76,860 (17)                     2.39%
John C. Soffronoff                     40,170 (18)                     1.25%
Peter A. Cooper                       111,948 (19)                     3.49%
Clark S. Frame                        165,475 (20)                     5.15%
Barry J. Miles, Sr.                    60,603 (21)                     1.89%
Daniel A. Nesi                        104,745 (22)                     3.26%

All Officers and Directors
as a Group (21 persons) (24)        1,693,089                         52.7%
--------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the regulations of the Federal Reserve and the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities as to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after April 1, 1998. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Unless otherwise indicated, all shares are legally owned by the reporting person individually or jointly with a spouse.

(3)  Includes an option held by Mr. Perrucci to purchase 31,650 shares.

(4)  Includes an option held by Mr. Schatz to purchase 25,398 shares.

(5)  Includes an option held by Mr. Sickel to purchase 22,185 shares.

(6) Includes 55,700 shares for which Mr. Stitt is trustee and an option to purchase 9,465 shares.

(7)  Includes an option held by Mr. Zebrowski to purchase 22,455 shares.

(8)  Includes an option held by Mr. Rich to purchase 19,839 shares.

(9)  Includes an option held by Mr. Rossi to purchase 21,042 shares.

(10) Includes an option held by Mr. Cohen to purchase 42,840 shares.

(11) Includes an option held by Mr. Mackell to purchase 25,050 shares.

(12) Includes an option held by Mr. Norton to purchase 40,395 shares.

(13) Includes an option held by Ms. Garofalo-Vilcek to purchase 13,140 shares.

(14) Includes an option held by Mr. Wetherill to purchase 25,158 shares.

(15) Includes an option held by Mr. Stein to purchase 20,940 shares.

(16) Includes an option held by Mr. O'Mara to purchase 19,623 shares.

(17) Includes an option held by Mr. Ryon to purchase 14,985 shares.

(18) Includes an option held by Mr. Soffronoff to purchase 20,370 shares.

(19) Includes an option held by Mr. Cooper to purchase 50,865 shares.

(20) Includes an option held by Mr. Frame to purchase 22,365 shares.

(21) Includes an option held by Mr. Miles to purchase 17,523 shares.

(22) Includes an option held by Mr. Nesi to purchase 38,535 shares.

(23) Percentages assume that all options exercisable within sixty (60) days of April 1, 1998 have been exercised. Therefore, on a pro forma basis, 3,211,512 shares would be outstanding.

(24) Includes an option held by Mr. John J. Ginley, Senior Vice President, to purchase 9,882 shares.


                              ELECTION OF DIRECTORS

     The Bylaws of the Corporation provide that the Corporation's business be managed by its Board of Directors. Article IV, Section 1, of the Bylaws provides that the number of directors that constitute the whole Board of Directors is not less than five (5) or more than twenty-five (25). The Bylaws provide that the Board of Directors be classified into three (3) classes. Each class to be elected for a term of three (3) years. The terms of the respective classes expire in successive years. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors and their respective classifications. The Board of Directors has fixed the number of Board members at twenty (20). Pursuant to Article VII, Section 2 of the Bylaws, vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, are filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed is a director until the expiration of the term of office of the class of directors to which he or she is appointed.

     In accordance with Article IV, Section 4 of the Bylaws, at the 1998 Annual Meeting of Shareholders, eight (8) Class 1 Directors shall be elected to serve for a one-year term and until their successors are elected and qualified; five
(5) Class 2 Directors shall be elected to serve for a two-year term and until their successors are elected and qualified; and seven (7) Class 3 Directors shall be elected to serve for a three-year term and until their successors are elected and qualified.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the eight (8) Class 1 nominees named below, for the election of the five (5) Class 2 nominees named below and for the election of the seven (7) Class 3 nominees named below. If any nominee should become unavailable for any reason, Proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that the nominees named will be unable to serve, if elected.

     Cumulative voting rights exist with respect to the election of directors, which means that each shareholder has the right, in person or by proxy, to multiply the number of votes to which he or she is entitled by the number of directors to be elected and to cast the whole number of such votes for one candidate or to distribute all or fewer of them among two or more candidates. The Proxyholders may vote cumulatively and distribute the votes they represent among nominees as they consider advisable, unless the shareholder indicates on his or her Proxy how he or she desires the votes to be cumulated for voting purposes. On all other matters before the Annual Meeting, shareholders are entitled to one (1) vote per share of common stock.


                    INFORMATION AS TO NOMINEES AND DIRECTORS

     The following table sets forth certain information concerning the nominees for election as Class 1, Class 2 and Class 3 Directors of the Corporation.


                               Age as of      Principal Occupation for Past
                               April 1,        Five Years and Position
                Name             1998            Held with Corporation
                ----             ----            ---------------------
Nominees For Class 1 Director
(to serve until 1999)
---------------------
Michael Perrucci                  44     Partner - Florio & Perrucci
(2)

Gerald Schatz                     63     Chairman - Wordsworth Academy, Play
(4)                                      and Learn Centers, and Wyncote Academy

Bruce E. Sickel                   38     SVP/Chief Financial Officer
(4)

Thomas P. Stitt                   55     Attorney At Law
(4)

John A. Zebrowski                 56     President - J.A.Z. Associates
(2)                                      (Plastic Resins Sales)

Brian R. Rich                     38     President - Jack Rich, Inc.
(2)

Ezio U. Rossi                     67     Retired, Former Owner -
(4)                                      Arctic Foods, Inc.

Daniel E. Cohen                   54     Partner - Laub, Seidel, Cohen & Hof
(1)(2)                                   (Law Firm)

Nominees for Class 2 Director
(to serve until 2000)
---------------------
Thomas E. Mackell                 52     Surgeon
(4)

Neil Norton                       52     President - Norton Oil Company
(2)

HelenBeth Garofalo-Vilcek         40     Real Estate Broker
(2)

George H. Wetherill               61     Owner - G.H. Wetherill Opticians & G.H.
(3)                                      Wetherill Hearing Aid Associates

Irving N. Stein                   48     Vice President - Keystone Motors, Inc.
(4)

Nominees for Class 3 Director
(to serve until 2001)
---------------------
Thomas M. O'Mara                  45     Owner - Master Gardener
(1)(4)

Richard F. Ryon                   47     Partner - Richard B. Ryon Insurance
(4)

John C. Soffronoff                51     President/Chief Executive Officer of
(3)(4)                                   the Corporation and the Bank

Peter A. Cooper                   39     President - Lexus of the Lehigh Valley
(1)(4)

Clark S. Frame                    47     Chairman of Board
(1)(3)(4)

Barry J. Miles, Sr.               48     Vice Chairman of the Board
(1)(2)(3)

Daniel A. Nesi                    60     Surgeon
(1)(3)
------------------


                                              Director Since
                                              Corporation/
         Name                                     Bank
         ----                                     ----
Nominees For Class 1 Director
(to serve until 1999)
---------------------
Michael Perrucci                                  1992
(2)

Gerald Schatz                                     1992
(4)

Bruce E. Sickel                                   1992
(4)

Thomas P. Stitt                                   1993
(4)

John A. Zebrowski                                 1992
(2)

Brian R. Rich                                     1993
(2)

Ezio U. Rossi                                     1994
(4)

Daniel E. Cohen                                   1992
(1)(2)

Nominees for Class 2 Director
(to serve until 2000)
---------------------
Thomas E. Mackell                                 1992
(4)

Neil Norton                                       1992
(2)

HelenBeth Garofalo-Vilcek                         1992
(2)

George H. Wetherill                               1992
(3)

Irving N. Stein                                   1992
(4)

Nominees for Class 3 Director
(to serve until 2001)
---------------------
Thomas M. O'Mara                                  1992
(1)(4)

Richard F. Ryon                                   1993
(4)

John C. Soffronoff                                1992
(3)(4)

Peter A. Cooper                                   1992
(1)(4)

Clark S. Frame                                    1992
(1)(3)(4)

Barry J. Miles, Sr.                               1992
(1)(2)(3)

Daniel A. Nesi                                    1992
(1)(3)
------------------

(1)  Member of the Executive Committee. This Committee met 3 times during 1997.

(2) Member of the Audit/Compliance Committee. This Committee serves as a direct link between the Board and the Independent Auditors, enabling the Board to discharge its responsibility to oversee management's financial control and reporting system. The Committee also provides oversight for the Bank's regulatory compliance program. The Committee met 1 time during 1997.

(3) Member of the Loan Committee. This Committee reviews and approves loans in accordance with the established loan policy, as exists from time to time. The Committee met 39 times during 1997.

(4) Member of the Investment/ALCO Committees. This Committee reviews the operating results of the Bank, its interest rate sensitivity, investment portfolio and performance verses the annual budget. The Committee met 4 times during 1997.


     During 1997, the Board of Directors of the Bank held ten (10) meetings. During 1997, the Board of Directors of the Corporation held one (1) meeting. Each of the Directors attended at least 75 percent of the combined total number of meetings of the Corporation's and Bank's Boards of Directors and the committees of which he is a member, except Peter A. Cooper, Thomas E. Mackell and Michael Perrucci.

     The Corporation does not have a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation in accordance with Article IV, Section 2 of the Corporation's Bylaws. Any shareholder who intends to nominate any candidate for election to the Board of Directors shall notify the President of the Corporation in writing not less than fourteen (14) nor more than fifty (50) days prior to the date of any meeting of shareholders called for the election of directors, provided, however, that if shareholders receive less than twenty-one (21) days notice of the meeting, the nomination must be mailed to the President of the Corporation not later than the close of business on the seventh day following the day on which notice of the meeting was mailed.

Compensation of Directors

     Directors, who attended at least seventy-five percent (75%) of all Board meetings, received stock options under the Bank Stock Option Plan for attendance at Board and committee meetings in accordance with the following formula:
Options for thirty (30) shares per Board Meeting and thirty (30) shares per committee meeting. There was no cash compensation paid to Directors in 1997 for attendance at meetings.

                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Corporation and the Bank for the fiscal years ended December 31, 1997, 1996 and 1995 of the chief executive officer, and the other four (4) most highly compensated executive officers of the Corporation and the Bank to the extent such persons' annual salary and bonus exceeded $100,000:


                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation
                (a)                    (b)        (c)         (d)         (e)
                                                                         Other
                                                                         Annual
                                                                        Compen-
                                                Salary       Bonus       sation
    Name and Principal Position       Year      ($)(1)        ($)          $
    ---------------------------       ----      ------        ---          -
John C. Soffronoff, President and     1997      104,382      20,000        --
Chief Executive Officer of the        1996       98,193      10,000        --
Corporation and the Bank              1995       95,333      10,000        --

John J. Ginley, Senior Vice President 1997      116,493      20,000        --
of the Bank and Secretary of the      1996      110,276      10,000        --
Corporation                           1995      107,059      10,000        --

Bruce E. Sickel, Chief Financial      1997       90,475      20,000        --
Officer of the Bank and Treasurer of  1996       86,643      10,000        --
the Corporation                       1995       84,209      11,500        --



                                              Long-Term Compensation
                                         Awards                    Payouts
                                          (f)          (g)           (h)
                                                    Securities
                                       Restricted   Underlying
                                         Stock       Options/       LTIP
                                        Award(s)       SARs        Payouts
    Name and Principal Position           ($)          (#)           ($)
    ---------------------------           ---          ---           ---
John C. Soffronoff, President and          --           --           --
Chief Executive Officer of the             --           --           --
Corporation and the Bank                   --           --           --

John J. Ginley, Senior Vice President      --           --           --
of the Bank and Secretary of the           --           --           --
Corporation                                --           --           --

Bruce E. Sickel, Chief Financial           --           --           --
Officer of the Bank and Treasurer of       --           --           --
the Corporation                            --           --           --


                                                         (i)

                                                     All other
                                                      Compen-
                                                       sation
    Name and Principal Position                         ($)
    ---------------------------                         ---
John C. Soffronoff, President and                    11,427 (2)
Chief Executive Officer of the                       11,305
Corporation and the Bank                             14,191

John J. Ginley, Senior Vice President                 8,739 (3)
of the Bank and Secretary of the                      8,552
Corporation                                           4,800

Bruce E. Sickel, Chief Financial                      2,055 (4)
Officer of the Bank and Treasurer of                  1,671
the Corporation                                         --

(1)  Yearly salary adjustments are made on or about April 24 of each year.

(2) Includes the use of a car, allowance of $4,800 for each of 1997, 1996 and 1995 and 40l(k) Plan contributions in 1997 and 1996 of $3,575 and $3,390, respectively. Also includes payment of country club dues in 1997, 1996 and 1995 of $3,052, $3,115 and $9,391, respectively.

(3) Includes 401(k) Plan contributions of $3,939 and $3,752 in each of 1997 and 1996, and a car allowance of $4,800 for each of 1997, 1996 and 1995.

(4)  Includes 401(k) Plan contribution.


                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         Shown below is information regarding the value of options and SAR grants at December 31, 1997.


Option/SAR Grants in Last Fiscal Year
                                           Individual Grants


                               Number of       % of Total
                               Securities     Options/SARs     Exercise
                               Underlying      Granted to       or Base
                              Options/SARs     Employees         Price
Name                         Granted(#)(1)  In Fiscal Year    Price($/Sh)
----                         -------------  --------------    -----------
John C. Soffronoff                24,000           29.6%            5.00
Bruce E. Sickel                   24,000           29.6%            5.00
John J. Ginley                    24,000           29.6%            5.00
Clark S. Frame                     9,000             .1%            5.00
---------------

                                                   Potential Realizable
                                                          Value at
                                                        Assumed Annual
                                                    Rates of Stock Price
                                                       Appreciation for
                              Expiration                  Option Term
Name                             Date                5%($)           10%($)
----                             ----               ----------------------
John C. Soffronoff               1/9/07              75,360       191,280
Bruce E. Sickel                  1/9/07              75,360       191,280
John J. Ginley                   1/9/07              75,360       191,280
Clark S. Frame                   1/9/07              28,260        71,730
---------------

(1)  As adjusted for the three-for-one stock split effective December 31, 1997.

401(k) Plan

     The Bank maintains a 401(k) deferred income retirement plan (the "401(k) Plan") for employees. The 401(k) Plan has two features: an elective deferral feature and a savings plus feature. To be eligible to become a member of the 401(k) Plan, an employee must have completed at least six (6) months service and attained the age of twenty-one (21). All employee contributions vest immediately. Employer contributions vest over a three (3) year period. The 401(k) Plan is subject to certain terms and restrictions imposed by the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act.

     An eligible employee may choose the elective deferral feature of the 401(k) Plan by entering into an agreement with the Bank to defer current total compensation by up to 15 percent (unless otherwise limited by the 401(k) administrators). In 1997, the Bank matched this deferred compensation with a discretionary match which is currently set at 50 percent, up to 6 percent of the employee's salary. The amount of the match, if any, determined by the Bank each year.

     During 1997 the Bank made a contribution of $33,702 to the 401(k) Plan. The amounts allocated to the three (3) most highly compensation officers pursuant to the 401(k) Plan in 1997 are as follows (These amounts do not include the employee contribution): Mr. Soffronoff, President and Chief Executive Officer of the Bank, $3,575; Mr. Sickel, Senior Vice President and Chief Financial Officer of the Bank, $2,055; and Mr. Ginley, Senior Vice President and Chief Loan Officer of the Bank, $3,939.

Change of Control Agreements

     The Corporation, the Bank, and three (3) Executives, John C. Soffronoff, John J. Ginley and Bruce E. Sickel (the "Executives"), entered into three (3) Change of Control Agreements ("Agreements"). The Agreements define certain severance benefits that will be paid by the Corporation and the Bank to the Executives in the event of a Change of Control (as defined therein). The Agreements continue until such time as either party gives the other written notice of termination of employment with, or without, cause. The Agreements are not intended to affect the employment status of the Executives in the absence of Change of Control (as defined therein).

     In the event of a Change of Control, (as defined therein), the Executives are entitled to receive a lump sum payment equal to two (2) times their respective current Annual Direct Salary (as defined therein) at the earliest of four (4) specified events. If after six (6) months after the Date of the Change of Control (as defined therein) none of those four (4) events described above have occurred, the Executives shall no longer be entitled to the Payments Upon Termination (as defined therein).

                              CERTAIN TRANSACTIONS

     Except as set forth in the paragraphs immediately below, there have been no material transactions between the Corporation and the Bank, nor any material transactions proposed, with any director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons. The Corporation and the Bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and officers of the Corporation and the Bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Corporation and the Bank. As of December 31, 1997, total loans outstanding from the Corporation and the Bank, to the Corporation's and the Bank's officers and directors as a group and to members of their immediately families and companies in which they had an ownership interest of 10 percent or more was $297,414 or approximately .29% percent of the total equity capital of the Bank. Such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 31, 1998, to the above described group was $0.

                      PRINCIPAL OFFICERS OF THE CORPORATION

     The following table sets forth selected information about the principal officers of the Corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors. Shares are individually held unless otherwise noted. The footnotes to this table follow the section entitled "Principal Officers of the Bank."


                                                      Corporation
                                        Held           Employee
Name and Position                       Since            Since
-----------------                       -----            -----
Clark S. Frame, Chairman                1997              (1)
of the Board

Barry J. Miles, Sr., Vice               1997              (1)
Chairman of the Board

John C. Soffronoff,                     1997              (1)
President and Chief
Executive Officer

John J. Ginley, Secretary               1997              (1)

Bruce E. Sickel, Treasurer              1997              (1)
------------


                                      Number of Shares             Age as of
Name and Position                  Beneficially Owned (1)        April 1, 1998
-----------------                  ----------------------        -------------
Clark S. Frame, Chairman                 165,475(3)                    47
of the Board

Barry J. Miles, Sr., Vice                60,603 (3)                    48
Chairman of the Board

John C. Soffronoff,                      40,170 (3)                    51
President and Chief
Executive Officer

John J. Ginley, Secretary                42,882 (4)                    52

Bruce E. Sickel, Treasurer               42,015 (3)                    38
------------

(1)      The Corporation has no employees.

(2) For the definition of "Beneficial Ownership," see footnotes to the section "Beneficial Ownership by Officers, Directors and Nominees", supra, at page 4.

(3) For details regarding the Beneficial Ownership of this individual, see table and footnotes to "Beneficial Ownership by Officers, Directors and Nominees", supra, at Page 4.

(4)      Includes an option held by Mr. Ginley to purchase 9,882 shares.


                         PRINCIPAL OFFICERS OF THE BANK

     The following table sets forth selected information about the principal officers of the Bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors. Shares are individually held unless otherwise noted.

                                                                         Bank
                                 Office and Position        Held       Employee
            Name                    with the Bank           Since        Since
            ----                    -------------           -----        -----
John C. Soffronoff              President & CEO             1992          1992

John J. Ginley                  Senior Vice                 1992          1992
                                President & CLO

Bruce E. Sickel                 Senior Vice                 1992          1992
                                President & CFO
--------------


                                         Number of            Age as of
                                       Shares Bene-           April 1,
            Name                     ficially Owned(1)          1998
            ----                     -----------------          ----
John C. Soffronoff                       40,170 (2)               51

John J. Ginley                           42,882 (3)               52

Bruce E. Sickel                          42,015 (2)               38

--------------

(1) For the definition of "Beneficial Ownership," see footnotes to the section "Beneficial Ownership by Officers, Directors and Nominees", supra, at page 4.

(2) For details regarding the Beneficial Ownership of this individual, see table and footnotes to "Beneficial Ownership by Officers, Directors and Nominees", supra, at page 4.

(3)  Includes an option to purchase 9,882 shares.

                                LEGAL PROCEEDINGS

     The nature of the Corporation's and the Bank's business generates a certain amount of litigation involving matters arising in the ordinary course of business. In the opinion of the Board of Directors of the Corporation and the management of the Bank, however, there are no proceedings pending to which the Corporation or the Bank is a party or to which any of their property is subject, which, if determined adversely to the Corporation or the Bank (as the case may be), would be material in relation to the Corporation's or the Bank's undivided profits or financial condition, nor are there any proceedings pending other than ordinary routine litigation incident to the business of the Corporation or the Bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Corporation or the Bank by government authorities or others.

                              INDEPENDENT AUDITORS

     Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for ratification of the selection of KPMG Peat Marwick, Certified Public Accountants, of Philadelphia, Pennsylvania, as the Corporation's independent auditors for the 1998 fiscal year. The Corporation has been advised by KPMG Peat Marwick that none of its members has any financial interest in the Corporation. Ratification of KPMG Peat Marwick will require the affirmative vote of a majority of the shareholders of Common Stock represented in person or by proxy at the Annual Meeting. KPMG Peat Marwick served as the Corporation's and the Bank's independent auditors for the 1997 fiscal year, and, in addition to performing customary audit services, KPMG Peat Marwick assisted the Corporation and the Bank with the preparation of its federal and state tax returns and provided assistance in connection with regulatory matters, charging the Corporation or the Bank (as the case may be) for such services at its customary hourly billing rates. These non-audit services were approved by the Corporation's Board of Directors after the Board of Directors reviewed the nature and expense associated with such services and concluded that there was no effect on the independence of the accountants. In the event that the shareholders do not ratify the selection of KPMG Peat Marwick as the Corporation' independent auditors for the 1998 fiscal year, another accounting firm may be chosen to provide independent audit services for the 1998 fiscal year. The Board of Directors recommends that shareholders vote FOR the ratification of the selection of KPMG Peat Marwick as independent auditors for the Corporation for the year ending December 31, 1998.


                              SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's proxy statement for its 1999 Annual Meeting of Shareholders must deliver such proposal in writing to John C. Soffronoff, President, at the Corporation's principal executive offices, 379 North Main Street, Doylestown, Pennsylvania 18901, no later than December 28, 1998.


                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Proxy Statement, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S REPORT ON FORM 10-KSB FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED, WITHOUT CHARGE, FROM BRUCE E. SICKEL, CHIEF FINANCIAL OFFICER, PREMIER BANCORP, INC., 379 NORTH MAIN STREET, DOYLESTOWN, PENNSYLVANIA 18901.

[ X ]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE


                              PREMIER BANCORP, INC.

                                      PROXY

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Mr. John J. Ginley and Mr. Mark Mann and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Premier Bancorp, Inc. (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at Barley Sheaf Farm Bed and Breakfast Inn, Route 202, Holicong, Pennsylvania 18928, on Thursday, May 14, 1998, at 9:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.       ELECTION OF EIGHT CLASS 1 DIRECTORS TO SERVE FOR A ONE-YEAR TERM

          FOR                        WITH-                     FOR ALL
                                     HOLD                      EXCEPT
         [   ]                       [   ]                     [   ]

         Daniel E. Cohen, Michael Perrucci, Brian R. Rich, Ezio U. Rossi, Gerald Schatz, Bruce E. Sickel, Thomas P. Stitt, John A. Zebrowski

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

-------------------------------------------------------------------------------

2.       ELECTION OF FIVE CLASS 2 DIRECTORS TO SERVE FOR A TWO-YEAR TERM

         FOR                       WITH-                     FOR ALL
                                   HOLD                      EXCEPT
        [   ]                      [   ]                     [   ]

        Thomas E. Mackell, Neil Norton, Irving N. Stein, HelenBeth Garofalo-Vilcek, George H. Wetherill

        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


------------------------------------------------------------------------------

3.       ELECTION OF SEVEN CLASS 3 DIRECTORS TO SERVE FOR A THREE-YEAR
         TERM

         FOR                     WITH-                      FOR ALL
                                 HOLD                       EXCEPT
         [   ]                   [   ]                      [   ]

         Peter A. Cooper, Clark S. Frame, Barry J. Miles, Sr., Daniel A. Nesi, Thomas M. O'Mara, Richard F. Ryon, John C. Soffronoff

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

------------------------------------------------------------------------------

4. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK, CERTIFIED PUBLIC ACCOUNTANTS, AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE 1998 FISCAL YEAR.

         FOR                    WITH-                       FOR ALL
                                HOLD                        EXCEPT
         [   ]                  [   ]                       [   ]


        The Board of Directors recommends a vote FOR the proposal.

-------------------------------------------------------------------------------

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or other postponement thereof.

-------------------------------------------------------------------------------

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED ABOVE AND FOR PROPOSAL 4.

Number of Shares Held of
Record on April 1, 1998


-------------------------


Please be sure to sign and date
this Proxy in the box below.


Date


Shareholder sign above------Co-holder (if any) sign above

-------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.
                            Premier Bancorp, Inc.

-------------------------------------------------------------------------------

     JOHN J. GINLEY AND MARK MANN, THE PERSONS NAMED AS PROXIES, WILL HAVE THE RIGHT TO VOTE CUMULATIVELY AND TO DISTRIBUTE THEIR VOTES AMONG NOMINEES AS THEY CONSIDER ADVISABLE, UNLESS A SHAREHOLDER INDICATES ON HIS OR HER PROXY HOW HE OR SHE DESIRES THE VOTES TO BE ACCUMULATED FOR VOTING PURPOSES.

     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDERS AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

-------------------------------------------------------------------------------